Exhibit 99.1

NEWS RELEASE
CONTACT: CONMED Corporation Todd W. Garner Chief Financial Officer 727-214-2975 ToddGarner@conmed.com

CONMED Corporation Announces Third Quarter 2024 Financial Results

Largo, Florida, October 30, 2024 – CONMED Corporation (NYSE: CNMD) today announced financial results for the third quarter ended September 30, 2024.

Third Quarter 2024 Highlights

•	Sales of $316.7 million increased 4.0% year-over-year as reported and 4.3% in constant currency.

•	Diluted net earnings per share (GAAP) were $1.57 compared to diluted net earnings per share (GAAP) of $0.50 in the third quarter of 2023.

•	Adjusted diluted net earnings per share(1) were $1.05, an increase of 16.7% compared to the third quarter of 2023.

•	Announced COO Patrick Beyer to succeed Curt Hartman as President and CEO effective January 1, 2025, upon Mr. Hartman’s retirement.

“Our third quarter results were largely in line with our expectations, and we remain focused on getting fully back on offense,” commented Curt R. Hartman, CONMED’s Chair of the Board, President, and Chief Executive Officer. “I am particularly proud of how our teams responded to the disruption from hurricanes Helene and Milton, which temporarily impacted our employees and facilities in the Southeast as well as many of our customers.”

2024 Outlook

Full year reported revenue is now expected to be between $1.300 billion and $1.305 billion, compared to the prior guidance range of $1.305 billion to $1.315 billion. Foreign currency is expected to have an immaterial impact on revenue for the full year.

The Company now expects full-year adjusted diluted net earnings per share(2) in the range of $4.00 to $4.05, compared to its prior range of $3.95 to $4.02. Foreign currency is expected to have an immaterial impact on earnings per share for the full year.

Supplemental Financial Disclosures

(1)	A reconciliation of reported diluted net earnings per share to adjusted diluted net earnings per share, a non-GAAP financial measure, appears below.

(2)	Information reconciling forward-looking adjusted diluted net earnings per share to the comparable GAAP financial measures is unavailable to the company without unreasonable effort, as discussed below.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its third quarter 2024 results.

To participate in the conference call via telephone, please click here to pre-register and obtain the dial-in number and passcode.

This conference call will also be webcast and can be accessed from the “Investors” section of CONMED’s website at www.conmed.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

Consolidated Condensed Statements of Income

(in thousands except per share amounts, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Net sales	$316,701	$304,578	$961,071	$917,699
Cost of sales	137,706	136,519	426,383	423,629

Gross profit	178,995	168,059	534,688	494,070

% of sales	56.5%	55.2%	55.6%	53.8%
Selling & administrative expense	99,730	125,295	345,611	385,080
Research & development expense	13,558	12,464	41,250	38,574

Income from operations	65,707	30,300	147,827	70,416

% of sales	20.7%	9.9%	15.4%	7.7%
Interest expense	9,252	10,019	28,440	30,271

Income before income taxes	56,455	20,281	119,387	40,145
Provision for income taxes	7,471	4,444	20,719	8,757

Net income	$48,984	$15,837	$98,668	$31,388

Basic EPS	$1.59	$0.52	$3.20	$1.02
Diluted EPS	1.57	0.50	3.17	0.99
Basic shares	30,856	30,741	30,815	30,638
Diluted shares	31,112	31,689	31,148	31,563

Sales Summary

(in millions, unaudited)

	Three Months Ended September 30,
			% Change
						Domestic	International
	2024	2023	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$130.5	$124.7	4.7%	0.5%	5.2%	7.4%	3.1%	0.8%	3.9%
General Surgery	186.2	179.9	3.5%	0.1%	3.6%	7.4%	-5.3%	0.3%	-5.0%

	$316.7	$304.6	4.0%	0.3%	4.3%	7.4%	-0.4%	0.6%	0.2%

Single-use Products	$270.8	$253.3	6.9%	0.3%	7.2%	9.7%	3.1%	0.7%	3.8%
Capital Products	45.9	51.3	-10.6%	0.2%	-10.4%	-7.1%	-13.4%	0.3%	-13.1%

	$316.7	$304.6	4.0%	0.3%	4.3%	7.4%	-0.4%	0.6%	0.2%

Domestic	$183.2	$170.5	7.4%	0.0%	7.4%
International	133.5	134.1	-0.4%	0.6%	0.2%

	$316.7	$304.6	4.0%	0.3%	4.3%

	Nine Months Ended September 30,
			% Change
						Domestic	International
	2024	2023	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$405.0	$396.6	2.1%	0.5%	2.6%	5.7%	0.0%	0.7%	0.7%
General Surgery	556.1	521.1	6.7%	0.3%	7.0%	7.4%	5.2%	1.0%	6.2%

	$961.1	$917.7	4.7%	0.4%	5.1%	6.9%	2.0%	0.8%	2.8%

Single-use Products	$814.8	$767.3	6.2%	0.4%	6.6%	8.3%	3.4%	0.8%	4.2%
Capital Products	146.3	150.4	-2.7%	0.3%	-2.4%	-2.0%	-3.4%	0.7%	-2.7%

	$961.1	$917.7	4.7%	0.4%	5.1%	6.9%	2.0%	0.8%	2.8%

Domestic	$545.0	$509.8	6.9%	0.0%	6.9%
International	416.1	407.9	2.0%	0.8%	2.8%

	$961.1	$917.7	4.7%	0.4%	5.1%

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Three Months Ended September 30, 2024
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$178,995	$99,730	$65,707	$9,252	$7,471	13.2%	$48,984	$1.57

% of sales	56.5%	31.5%	20.7%
Legal matters(1)	—	(1,885)	1,885	—	92		1,793
Contingent consideration fair value adjustments(2)	—	27,049	(27,049)	—	(1,319)		(25,730)

	$178,995	$124,894	$40,543	$9,252	$6,244		$25,047

Adjusted gross profit %	56.5%
Amortization(3)	$1,500	(7,158)	8,658	(1,443)	2,440		7,661

As adjusted		$117,736	$49,201	$7,809	$8,684	21.0%	$32,708	$1.05

% of sales		37.2%	15.5%
Shares								31,112
Convertible note hedges(4)								—

Adjusted diluted shares								31,112

	Three Months Ended September 30, 2023
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$168,059	$125,295	$30,300	$10,019	$4,444	21.9%	$15,837	$0.50

% of sales	55.2%	41.1%	9.9%
Acquisition and integration costs(5)	2,194	—	2,194	—	222		1,972
Contingent consideration fair value adjustments(2)	—	(3,150)	3,150	—	320		2,830

	$170,253	$122,145	$35,644	$10,019	$4,986		$20,639

Adjusted gross profit %	55.9%
Amortization(3)	$1,500	(7,238)	8,738	(1,546)	2,491		7,793

As adjusted		$114,907	$44,382	$8,473	$7,477	20.8%	$28,432	$0.90

% of sales		37.7%	14.6%
Shares								31,689
Convertible note hedges(4)								(178)

Adjusted diluted shares								31,511

(1)	In 2024, the Company incurred costs for third party services pertaining to potential issues with certain royalty payments to design surgeons.
(2)	In 2024 and 2023, the Company recorded income/(expense) related to the fair value adjustments of contingent consideration.
(3)	Includes amortization of intangible assets and deferred financing fees.
(4)	Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.
(5)	In 2023, the Company incurred charges related to the amortization of inventory step-up to fair value associated with the acquisition of In2Bones Global, Inc.

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Nine Months Ended September 30, 2024
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$534,688	$345,611	$147,827	$28,440	$20,719	17.4%	$98,668	$3.17

% of sales	55.6%	36.0%	15.4%
Legal matters(1)	—	(4,566)	4,566	—	344		4,222
Restructuring and related costs(2)	235	(1,539)	1,774	—	255		1,519
Asset impairment costs (3)	1,414	—	1,414	—	203		1,211
Termination of distributor agreement(4)	—	970	(970)	—	(139)		(831)
Contingent consideration fair value adjustments(5)	—	42,267	(42,267)	—	(2,650)		(39,617)

	$536,337	$382,743	$112,344	$28,440	$18,732		$65,172

Adjusted gross profit %	55.8%
Amortization(6)	$4,500	(21,466)	25,966	(4,256)	7,320		22,902

As adjusted		$361,277	$138,310	$24,184	$26,052	22.8%	$88,074	$2.83

% of sales		37.6%	14.4%
Shares								31,148
Convertible note hedges(7)								—

Adjusted diluted shares								31,148

	Nine Months Ended September 30, 2023
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$494,070	$385,080	$70,416	$30,271	$8,757	21.8%	$31,388	$0.99

% of sales	53.8%	42.0%	7.7%
Software implementation costs(8)	—	(6,056)	6,056	—	1,453		4,603
Acquisition and integration costs(9)	6,463	(752)	7,215	—	1,369		5,846
Contingent consideration fair value adjustments(5)	—	(6,949)	6,949	—	1,334		5,615
Restructuring and related costs(2)	2,035	(1,578)	3,613	—	930		2,683
Termination of distributor agreements(4)	—	(2,098)	2,098	—	417		1,681

	$502,568	$367,647	$96,347	$30,271	$14,260		$51,816

Adjusted gross profit %	54.8%
Amortization(6)	$4,500	(21,773)	26,273	(4,558)	7,511		23,320

As adjusted		$345,874	$122,620	$25,713	$21,771	22.5%	$75,136	$2.39

% of sales		37.7%	13.4%
Shares								31,563
Convertible note hedges(7)								(152)

Adjusted diluted shares								31,411

(1)	In 2024, the Company incurred costs for third party services pertaining to potential issues with certain royalty payments to design surgeons.
(2)

In 2024, the Company incurred severance costs related to the elimination of certain positions. In 2023, the Company incurred consulting fees related to an operational cost improvement initiative and severance related to the elimination of certain positions.

(3)	In 2024, the Company wrote off inventory, tooling and equipment related to the cancellation of a planned new product line.
(4)

In 2024, the Company recorded an accrual adjustment related to the previous termination of a distributor agreement. In 2023, the Company incurred costs related to the termination of distributor agreements.

(5)	In 2024 and 2023, the Company incurred income/(expense) related to the fair value adjustments of contingent consideration.
(6)	Includes amortization of intangible assets and deferred financing fees.
(7)	Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.
(8)	In 2023, the Company incurred additional freight, labor and travel costs as well as professional fees related to the implementation of a warehouse management software.
(9)

In 2023, the Company incurred charges related to the amortization of inventory step-up to fair value associated with the acquisition of In2Bones Global, Inc., and integration costs and professional fees associated with the acquisitions of In2Bones Global, Inc. and Biorez, Inc.

Reconciliation of Reported Net Income to EBITDA & Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Net income	$48,984	$15,837	$98,668	$31,388

Provision for income taxes	7,471	4,444	20,719	8,757
Interest expense	9,252	10,019	28,440	30,271
Depreciation	4,195	3,926	12,406	12,148
Amortization	13,779	13,947	41,445	41,724

EBITDA	$83,681	$48,173	$201,678	$124,288

Stock based compensation	6,123	6,186	19,336	18,334
Legal matters	1,885	—	4,566	—
Contingent consideration fair value adjustments	(27,049)	3,150	(42,267)	6,949
Acquisition and integration costs	—	2,194	—	7,215
Termination of distributor agreements	—	—	(970)	2,098
Software implementation costs	—	—	—	6,056
Restructuring and related costs	—	—	1,774	3,613
Asset impairment costs	—	—	1,414	—

Adjusted EBITDA	$64,640	$59,703	$185,531	$168,553

EBITDA Margin
EBITDA	26.4%	15.8%	21.0%	13.5%
Adjusted EBITDA	20.4%	19.6%	19.3%	18.4%

About CONMED Corporation

CONMED is a medical technology company that provides devices and equipment for surgical procedures. The Company’s products are used by surgeons and other healthcare professionals in a variety of specialties including orthopedics, general surgery, gynecology, thoracic surgery, and gastroenterology. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and associated conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to the risk factors discussed in the Company’s Annual Report on Form 10-K for the full year ended December 31, 2023, listed under the heading Forward-Looking Statements in the Company’s most recently filed Form 10-Q and other risks and uncertainties, which may be detailed from time to time in reports filed by CONMED with the SEC. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under generally accepted accounting principles in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted operating income; adjusted interest expense; adjusted income tax expense; adjusted effective income tax rate; adjusted net income, adjusted diluted shares and adjusted diluted net earnings per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis is a non-GAAP measure. The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, operating income, interest expense, income tax expense, effective income tax rate, net income, diluted shares and diluted net earnings per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

We are unable to present a quantitative reconciliation of our expected diluted net earnings per share to expected adjusted diluted net earnings per share as we are unable to predict with reasonable certainty and without unreasonable effort the impact and timing of acquisition, integration and other charges. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our consolidated condensed statements of income.